AGREEMENT FOR PURCHASE AND SALE OF STOCK

                                       of

                       SUPERGRAPHICS HOLDING COMPANY, INC.

                                TABLE OF CONTENTS
                                -----------------



                                   ARTICLE I
                            PURCHASE AND SALE; PRICE...........................1
         1.1 Purchase and Sale of the Shares...................................1
         1.2 Purchase Price....................................................1
         1.3 Deferred Purchase Price Payment...................................2
                  (a)  Amount of Deferred Purchase Price Payment...............2
                  (b) Settlement of Deferred Purchase Price Payment............3
         1.4 Financial Requirement Regarding Net Working Capital...............5

                                   ARTICLE II
           REPRESENTATIONS AND WARRANTIES OF THE COMPANIES AND HOFFMAN.........6
         2.1 Corporate Organization, etc.......................................6
         2.2 Capital Stock; Options............................................6
         2.3 Subsidiaries and Affiliates.......................................7
         2.4 Authorization, etc................................................7
         2.5 No Violation......................................................7
         2.6 Governmental Authorities..........................................7
         2.7 Financial Statements..............................................7
         2.8 No Undisclosed Liabilities, Claims, etc...........................8
         2.9 Absence of Certain Changes........................................8
         2.10 Contracts........................................................9
         2.11 True and Complete Copies.........................................9
         2.12 Title and Related Matters........................................9
                  (a) Real Property............................................9
                  (b) Personal Property.......................................10
                  (c) No Disposition of Assets................................10
         2.13 Litigation......................................................10
         2.14 Tax Matters.....................................................11
         2.15 Government Contracts............................................13
         2.16 Compliance with Law.............................................13
         2.17 Absence of Certain Business Practices...........................14
         2.18 ERISA and Related Employee Benefit Matters......................14
                  (a) Welfare Benefit Plans...................................14
                  (b) Pension Benefit Plans...................................14
                  (c) Compliance with Applicable Law..........................15
                  (d) Administration of Plans.................................15
                  (e) Title IV Plans..........................................15
                  (f) Other Employee Benefit Plans and Agreements.............16
                  (g) Copies of Plans.........................................16
                  (h) Continuation Coverage Requirements for Health Plans.....16
                  (i) Valid Obligations.......................................17

                                                                            Page
                                                                            ----

         2.19 Intellectual Property...........................................17
         2.20 Warranties......................................................17
         2.21 Labor Relations.................................................17
         2.22 Insurance.......................................................18
         2.23 Liability for Services..........................................18
         2.24 Environmental...................................................18
         2.25 Capital Expenditures............................................20
         2.26 Suppliers.......................................................20
         2.27 Dealings with Affiliates........................................20
         2.28 Bank Accounts...................................................21
         2.29 Compensation....................................................21
         2.30 Credit Facility.................................................21
         2.31 Accounts Receivable.............................................21
         2.32 Customers.......................................................21
         2.33 Powers of Attorney..............................................21
         2.34 Complete Disclosure.............................................21
         2.35 Year 2000 Compliance............................................22


                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER..................22
         3.1 Corporate Organization, etc......................................22
         3.2 Authorization, etc...............................................22
         3.3 No Violation.....................................................22
         3.4 Governmental Authorities.........................................22
         3.5 Capitalization...................................................22
         3.6 SEC Reports and Financial Statements.............................23


                                   ARTICLE IV
                            COVENANTS OF THE SELLERS..........................23
         4.1 Regular Course of Business.......................................23
         4.2 Amendments.......................................................24
         4.3 Capital Changes..................................................24
         4.4 Capital and Other Expenditures...................................24
         4.5 Borrowing........................................................24
         4.6 Other Commitments................................................24
         4.7 Interim Financial Information....................................24
         4.8 Full Access and Disclosure.......................................25
         4.9 Consents.........................................................25
         4.10 Breach of Agreement.............................................25
         4.11 Further Assurances..............................................25
         4.12 Fulfillment of Conditions.......................................25

                                                                            Page
                                                                            ----

                                   ARTICLE V
                               CONVENANTS OF BUYER............................25
         5.1 Post-Closing Course of Business..................................25
         5.2 Books and Records................................................26
         5.3 Further Assurances...............................................26
         5.4 Fulfillment of Conditions........................................26

                                   ARTICLE VI
                                OTHER AGREEMENTS..............................26
         6.1 Agreement to Defend..............................................26
         6.2 Consultants, Brokers and Finders.................................26
         6.3 Noncompetition Agreement.........................................26
         6.4 Taxes............................................................26

                                  ARTICLE VII
                     CONDITIONS TO THE OBLIGATIONS OF BUYER...................28
         7.1 Representations and Warranties; Performance......................28
         7.2 Consents and Approvals...........................................28
         7.3 Opinion of the Sellers' Counsel..................................28
         7.4 No Proceeding or Litigation......................................28
         7.5 Credit Facility..................................................28
         7.6 Other Agreements.................................................28
         7.7 Escrow Agreement.................................................29
         7.9 Prior Owner Earn-Out.............................................29
         7.10 Credit Facility Balance.........................................29
         7.11 Options.........................................................29
         7.12 Financial Statements............................................29
         7.13 Financing.......................................................29

                                  ARTICLE VIII
                  CONDITIONS TO THE OBLIGATIONS OF THE SELLERS................29
         8.1 Representations and Warranties; Performance......................29
         8.2 No Proceeding or Litigation......................................29
         8.3 Opinion of Counsel...............................................30
         8.4 Payment..........................................................30
         8.5 Other Documents..................................................30
         8.6 Other Agreements.................................................30
         8.7 Employment Agreement.............................................30

                                                                           Page
                                                                           ----

                                   ARTICLE IX
                                     CLOSING..................................30
         9.1 Closing..........................................................30
         9.2 Deliveries at Closing............................................30
         9.3 Specific Performance.............................................31

                                   ARTICLE X
                           TERMINATION AND ABANDONMENT........................31
         10.1 Methods of Termination..........................................31
         10.2 Procedure Upon Termination......................................31

                                   ARTICLE XI
                                INDEMNIFICATION...............................31
         11.1 Indemnification by the Sellers..................................31
         11.2 Tender of Defense for Damages...................................32

                                  ARTILCE XII
                            MISCELLANEOUS PROVISIONS..........................33
         12.1 Amendment and Modification......................................33
         12.2 Waiver of Compliance; Consents..................................33
         12.3 Expenses........................................................33
         12.4 Investigations; Survival of Warranties..........................33
         12.5 Notices.........................................................33
         12.6 Assignment......................................................34
         12.7 Governing Law; Dispute Resolution...............................34
         12.8 Counterparts....................................................35
         12.9 Neutral Interpretation..........................................35
         12.10 Headings.......................................................35
         12.11 Entire Agreement...............................................35
         12.12 Waiver; Alteration.............................................36
                  (a) Waiver..................................................36
                  (b) Alteration..............................................36

                             SCHEDULE OF EXHIBITS TO
                    AGREEMENT FOR PURCHASE AND SALE OF STOCK
                    ----------------------------------------


      Exhibits                   Title
      --------                   -----

Exhibit 1.2(a)                   Stockholders
Exhibit 1.2(b)                   Warrant Agreement
Exhibit 1.3(c)                   EBITDA Calculation
Exhibit 1.4                      Calculation of Net Working Capital
Exhibit 2.1.1                    Foreign Qualifications
Exhibit 2.2                      Schedule of Authorized, Issued and Outstanding
                                 Capital Stock
Exhibit 2.3                      Schedule of Subsidiaries
Exhibit 2.5                      Restrictions on Ability to Perform
Exhibit 2.8                      Undisclosed Liabilities
Exhibit 2.9                      Certain Changes
Exhibit 2.10                     Schedule of Contracts
Exhibit 2.12                     Title and Related Matters
Exhibit 2.13                     Litigation
Exhibit 2.14.1                   Tax Matters
Exhibit 2.18.1                   Welfare Benefit Plans; Retiree Health Benefits
Exhibit 2.18.2                   Pension Benefit Plans
Exhibit 2.18.3                   Other Benefit Plans; Accrued Vacations
Exhibit 2.18.5                   Consents and Agreements
Exhibit 2.19                     Schedule of Intellectual Property Rights
Exhibit 2.20                     Warranties and Claims Under Warranties
Exhibit 2.21                     Labor Relations
Exhibit 2.22                     Schedule of Insurance
Exhibit 2.24                     Environmental Matters
Exhibit 2.25                     Schedule of Capital Expenditures
Exhibit 2.27                     Schedule of Contracts with Affiliates
Exhibit 2.28                     Bank Accounts
Exhibit 2.29                     Compensation Schedule
Exhibit 2.30                     Credit Facility
Exhibit 3.5                      Schedule of Authorized, Issued and Outstanding
                                 Capital Stock
Exhibit 6.3                      Noncompetition Agreement
Exhibit 7.1                      Certificate of Fulfillment of Conditions by
                                 Sellers
Exhibit 7.3                      Opinion of the Sellers' Counsel
Exhibit 8.1                      Certificate of Fulfillment of Conditions of
                                 Buyer
Exhibit 8.3                      Opinion of Buyer's Counsel
Exhibit 11.1                     Indemnity Percentages

                    AGREEMENT FOR PURCHASE AND SALE OF STOCK
                    ----------------------------------------

     THIS AGREEMENT (this "Agreement"), dated as of the 16th day of November 1998, is made among SUPERGRAPHICS HOLDING COMPANY, INC., a Delaware corporation ("Holding", and together with Supergraphics Corporation, a California corporation and wholly-owned subsidiary of Holding (the "Subsidiary"), collectively the "Companies"), the Subsidiary, all the stockholders of Holding identified in Exhibit 1.2(a) (each a "Seller" and collectively, the "Sellers")
              --------------
and Unidigital Inc., a Delaware corporation ("Buyer").


                                    ARTICLE I
                                    ---------
                            PURCHASE AND SALE; PRICE
                            ------------------------

     1.1 Purchase and Sale of the Shares. At the Closing (as defined herein) and
         -------------------------------
in the manner herein provided, the Sellers shall sell and deliver all of the shares of capital stock of Holding (collectively, the "Shares") to Buyer, and Buyer shall purchase the Shares from the Sellers on the terms and conditions set forth herein.

     1.2 Purchase  Price.  Subject to the terms and conditions of this Agreement
         ---------------
and in reliance on the representations and warranties of the Sellers contained herein, and in consideration of the sale, conveyance, transfer and delivery of the Shares provided for in this Agreement, Buyer agrees to pay an aggregate purchase price (the "Purchase Price") of

          (a) in respect of the preferred stock of Holding included in the Shares (the "Preferred Stock"), an aggregate amount equal to the aggregate redemption price of the preferred stock plus the aggregate of all dividends accrued and unpaid on the preferred stock to the Closing Date (the "Preferred Stock Payment"), to be paid at the Closing by Buyer's delivery to each Seller of a certified or cashier's check or funds by wire transfer in the respective amount for such Seller determined as provided in Exhibit
                                                                         -------
     1.2(a),
     ------

          (b) on behalf of Holding, the aggregate of all amounts outstanding on the Closing Date under those certain Promissory Notes (the "Junior Notes") dated as of January 3, 1997 from Holding to the Sellers (the "Junior Notes Payment"), to be paid at the Closing by Buyer's delivery to each Seller of a certified or cashier's check or funds by wire transfer in the respective amount for such Seller determined as provided in Exhibit 1.2(a),
                                                      --------------

          (c) on behalf of Holding, an aggregate of $1,076,999 (the aggregate amount of the earn-out payments Holding is required to make pursuant to
     Section 2.13 of the Agreement and Plan of Reorganization dated as of November 26, 1996 by and among Holding, Subsidiary, SG Acquisition (DE) Corporation and certain formershareholders of Subsidiary) (the "Earn-Out Payment"), to be paid at the

     Closing by Buyer's delivery to a representative of the former shareholders of Subsidiary of a certified or cashier's check or funds by wire transfer in the aggregate amount of the Earn-Out Payment,

          (d) on behalf of Holding, the aggregate of all amounts outstanding on the Closing Date under the Credit Facility (as defined herein) (the "Credit Facility Payment"), to be paid at the Closing by Buyer's delivery to First Source Financial LLP of funds by wire transfer in the amount of the Credit Facility Payment,

          (e) on behalf of Holding, an amount equal to certain fees and expenses of Holding (the "Expense Payment"), to be paid at the Closing by Buyer's delivery to the payees thereof as identified to Buyer at or before the Closing of certified or cashier's checks or funds by wire transfer in the aggregate amount of the Expense Payment,

          (f) on behalf of Holding, an aggregate of $240,000 (the "Employee Payment"), to be paid at the Closing by Buyer's delivery to employees identified to Buyer at or before the Closing of certified or cashier's checks or funds by wire transfer in the aggregate amount of the Employee Payment, and

          (g) in respect of the common stock of Holding  included in the Shares:
     (i) an aggregate of (x) $16,500,000 less (y) the sum of the Preferred Stock Payment, Junior Notes Payment, Earn-Out Payment, Credit Facility Payment, Expense Payment and Employee Payment (the "Common Stock Payment"), to be paid at the Closing by Buyer's delivery to each Seller and to each option holder identified on Exhibit 1.2(a) (each an "Option Holder") of a
                             ---------------
     certified or cashier's check or funds by wire transfer in the respective amount for such Seller or Option Holder determined as provided in Exhibit
                                                                         -------
     1.2(a); (ii) the Deferred Purchase Price Payment (as defined below),  which
     ------
     shall be paid in accordance with Section 1.3 hereof by delivery to each Seller and Option Holder of a certified or cashier's check or funds by wire transfer in the respective amount for such Seller or Option Holder
     determined  as  provided  in  Exhibit  1.2(a);   and  (iii)  warrants  (the
                                   ---------------
     "Warrants") to purchase an aggregate of 225,000 shares of Buyer Common Stock (as defined herein), which Warrants shall be exercisable beginning on the Closing Date and for a period of five years thereafter and shall have an exercise price equal to 125% of the average closing bid and ask prices of Buyer Common Stock during the 20 trading days ending two days prior to the Closing and which shall be issued pursuant to the terms of a Warrant Agreement substantially in the form of Exhibit 1.2(b) attached hereto,
                                              ---------------
     which Warrants shall be delivered at the Closing to each Seller and Option Holder in the respective amount set forth opposite such Seller's or Option Holder's name on Exhibit 1.2(a).
                      --------------

     1.3 Deferred Purchase Price. (a) Amount of Deferred Purchase Price Payment.
         -----------------------      -----------------------------------------
The Sellers and Option Holders will receive an additional Purchase Price payment (the

"Deferred Purchase Price Payment") equal to the difference between (i) EBITDA (as defined herein) multiplied by 6 less (ii) $16,500,000.

     (b) Settlement of Deferred Purchase Price Payment.
         ---------------------------------------------

          (i) Buyer, at no cost to the Sellers, will issue, and cause either BDO Seidman LLP or Ernst & Young ("Buyer's Accountants") to conduct an audit of, the consolidated balance sheet and the related consolidated statements of income, retained earnings and cash flows of the Companies for the year ended December 31, 1998 on a basis consistent with past practice (the "Y/E Financials and Computations"). Sellers shall cause their accountants (to the extent different from Buyer's Accountants) to cooperate fully with Buyer and Buyer's Accountants, including providing access to their work papers as necessary.

          (ii) The Y/E Financials and Computations shall be delivered to the Sellers for review, together with the Deferred Purchase Price Payment which is earned pursuant to the Y/E Financials and Computations and this Agreement, no later than March 15, 1999. If the Sellers within fifteen (15) calendar days of receipt of the Y/E Financials and Computations (the "Notice Period") do not object thereto in writing, the calculation of EBITDA for the twelve months ending December 31, 1998 shall become final and binding on the parties.

          (iii) If Sellers do not agree with the Y/E Financials and Computations or the amount of the Deferred Purchase Price Payment, Sellers shall, during the Notice Period, deliver to Buyer a written statement (the "Dispute Notice") of the matters with respect to which there is disagreement specifying the particulars of the disagreement, including, but not limited to, the disputed amount of the calculated Deferred Purchase Price Payment.

          (iv) If the parties fail to resolve the disagreements outlined in the dispute Notice within fifteen (15) calendar days following receipt of the Dispute Notice, Sellers (at Seller's expense, if Buyer's Accountants are BDO Seidman LLP or at Buyer's expense if Buyer's Accountants are Ernst & Young) shall cause their independent certified public accountants ("Sellers' Accountants") to conduct an examination of the portion of the Y/E Financials and Computations in dispute, which examination shall be completed within 45 days of the date of the Dispute Notice. Buyer shall cause Buyer's Accountants to cooperate fully with Sellers' Accountants, including providing access to their work papers as necessary.

          (v) If Buyer's Accountants and Sellers' Accountants are in disagreement with respect to the Y/E Financials and Computations and resulting Deferred Purchase Price Payment, Buyer shall cause Buyer's Accountants and Sellers' shall cause Sellers' Accountants to mutually select a firm of independent certified public accountants of recognized standing for its determination with respect to such items of disagreement. The parties will use their best efforts to cause such firm to resolve all items of disagreement within thirty (30) calendar days after submission and such firm's determination ("Final Determination") will be final and binding on the parties, notice of such Final Determination to be delivered to the parties within five (5) days of such Final Determination. The cost of such determination shall be borne by the party who proposed the Deferred Purchase Price Payment furthest from the Deferred Purchase Price Payment due as a result of the Final Determination of the independent certified public accounts chosen hereunder.

          (vi) To the extent the Final Determination of the Deferred Purchase Price Payment exceeds the Deferred Purchase Price Payment paid by Buyer to Sellers pursuant to Section 1.3(b)(ii), such excess of the Deferred Purchase Price Payment shall be paid by Buyer to Sellers within three days of the submission of the Final Determination.

          (vii) Any portion of the Final Determination of the Deferred Purchase Price Payment not paid pursuant to Section 1.3(ii) (including any excess payment to be paid pursuant to Section 1.3(b)(vi)) shall accrue interest equal to fifteen percent (15%) per annum (increasing by one percent (1%) during each subsequent 30 day period up to a maximum of 18%) on such unpaid portion for the time period beginning on March 15, 1999 and ending on the date of payment of such amounts.

     (c) For the purposes of this Agreement, EBITDA shall mean consolidated net income or net deficit, calculated on a basis consistent with Exhibit 1.3(c), as
                                                              --------------
reflected in audited consolidated financial statements with the following adjustments:

          (i) less interest income;
              ----

          (ii) plus interest (including deferred financing fees and expense) and
               ----
     other expense in respect of indebtedness charged or accrued against such net income;

          (iii)  plus  expenses  for  income  taxes  (whether  paid,  accrued or
                 ----
     deferred) charged or accrued against such net income;

          (iv) plus  expenses  for  depreciation  and  amortization  charged  or
               ----
     accrued against such net income;

          (v)  plus  expenses  incurred  in  connection  with  the  transactions
               ----
     contemplated by this Agreement charged or accrued against such net income;

          (vi)  plus  non-recurring   expenses  (including  without  limitation,
                ----
     non-recurring accounting expenses, expenses related to the property tax audit and management fees paid to Regent Capital Management Corp., each as listed on Exhibit 1.3(c)) charged or accrued against such net income;
               --------------

          (vii)  plus  bonus  payments  made in lieu of  options  on or prior to
                 ----
     Closing.

     EBITDA shall be determined by the Board of Directors of Buyer from the consolidated financial statements of Holding for the year ended December 31, 1998, which shall be prepared in accordance with GAAP on an historically consistent basis.

     1.4 Financial Requirement Regarding Net Working Capital.
         ---------------------------------------------------

          (a)  Net  Working  Capital.  Notwithstanding  anything  herein  to the
               ---------------------
     contrary, Net Working Capital (as hereinafter defined) of the Companies at Closing shall be $975,000.

          (b) Closing Date Balance  Sheet.  Buyer,  at no cost to Sellers,  will
              ---------------------------
     prepare a consolidated balance sheet of Holdings as of the Closing Date, together with a calculation of net working capital (the "Closing Computations"). The Closing Computations shall be completed within 60 calendar days after the Closing Date and shall be delivered to Sellers for review. If the Sellers, within 15 calendar days of receipt of the Closing Computations, do not object thereto in writing, the calculation of Net Working Capital shall become final and binding upon the parties. If Sellers do not agree with the Closing Computations, the Sellers shall, prior to the expiration of such 15 calendar day period, deliver to the Buyer a written statement of the matters with respect to which there is disagreement specifying the particulars of the disagreement. If the parties fail to resolve the disagreements within 15 calendar days thereafter, Buyer and Sellers shall mutually choose a firm of nationally recognized independent certified accountants (other than BDO Seidman LLP or Ernst & Young) to resolve all items of disagreement within 30 days of submission thereto and the determination of such firm will be final and binding on the parties. The cost of such referral and determination shall be borne 50% by Sellers and 50% by Buyer.

     (c) For purposes of this Section 1.4, Net Working Capital shall mean the excess of current assets (excluding cash) of the Companies over the current liabilities of the Companies, in each case as determined in accordance with generally accepted accounting principles and consistent with Exhibit 1.4 attached hereto.


     (d) In the event that Net Working Capital, as determined in accordance with Section 1.4(b) hereof, is less than $975,000 (the amount of such deficit hereinafter referred to as the "Net Working Capital Deficit"), then the

          Deferred Purchase Price Payment shall be reduced on a dollar-for-dollar basis by the amount that Net Working Capital is less than $975,000, provided, however, that if the Deferred Purchase Price Payment has already been made pursuant to Section 1.3 hereof, then the Sellers shall, on a pro rata basis, pay to Buyer the Net Working Capital Deficit.

     (e) At Closing, all liabilities of the Companies, including without limitation taxes, accounts payable and other regular and usual liabilities and obligations of the Companies incurred in the ordinary course of business, other than any amounts due and owing under the Credit Facility (as defined in Section 2.30) or any other funded debt (including but not limited to any capital lease obligation), which shall be repaid at or prior to Closing by the Companies or Sellers, shall be the obligation of Buyer.

                                   ARTICLE II
                                   ----------
           REPRESENTATIONS AND WARRANTIES OF THE COMPANIES AND HOFFMAN
           -----------------------------------------------------------

     The Companies and Louis Hoffman hereby represent and warrant to Buyer as follows:

     2.1 Corporate  Organization,  etc. Each of Holding and the  Subsidiary  are
         -----------------------------
corporations duly organized, validly existing and in good standing under the laws of the state of Delaware, with respect to the Holding, and California, with respect to the Subsidiary, with all requisite corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets. Exhibit 2.1.1 lists each of the states where the
                              --------------
Companies, respectively, are qualified as a foreign corporation. The conduct of its business and its ownership or use of property do not require the Companies, respectively, to be qualified or licensed to do business as a foreign corporation in any state except those listed in Exhibit 2.1.1, or except where
                                                --------------
the failure to be so qualified or licensed would not cause a material adverse change in the Companies' business operations (as now conducted), assets, properties or rights, prospects or condition (financial or otherwise), or combination thereof which reasonably could be expected to result in any such material adverse change (a "Material Adverse Effect"). Complete and correct copies have been delivered to representatives of Buyer of each of the Companies'
(i) articles or certificate of incorporation, (ii) bylaws, (iii) good standing certificates from the secretary of state of (A) the states of Delaware and California, as applicable, and (B) each of the states listed on Exhibit 2.1.1,
                                                                  -------------
as  applicable,  and (iv)  certificates  of authority  for the states  listed in
Exhibit 2.1.1,  each as amended to date. The Companies have all federal,  state,
-------------
local and foreign licenses, permits or other approvals required for the operation of their businesses as now being conducted except for such licenses, permits or other approvals which would not cause a Material Adverse Effect.

     2.2 Capital Stock;  Options.  The authorized capital stock of the Companies
         -----------------------
and the shares of capital stock of the Companies issued and outstanding, of all classes, and the related ownership thereof, are as set forth in Exhibit 2.2. The
                                                                -----------
Shares represent 100% of the issued and outstanding capital stock of Holding and neither of the Companies has any treasury stock. All of the issued and outstanding capital stock of the Subsidiary (the "Subsidiary Shares") is owned by Holding. All of the Shares and the Subsidiary Shares are validly issued, fully paid and nonassessable and, are owned by the Sellers and Holding, respectively, free and clear of all encumbrances or claims. Except as set forth in Exhibit 2.2, there are no issued and outstanding options, warrants,
             -----------
rights, securities, contracts, commitments, understandings or arrangements by which the Companies are bound to issue any additional shares of their capital stock or options to purchase shares of their capital stock.

     2.3  Subsidiaries  and Affiliates.  Except as set forth in Exhibit 2.3, the
          ----------------------------                          -----------
Companies have no subsidiaries, Affiliates (defined herein) or investments in any other entity or business operation. The term "Affiliates" includes any corporation, partnership or other entity in which the Companies, any of the Sellers, any family member of any of the Sellers or director or officer of the Companies has any financial interest or is a controlling person, as that term is used in connection with the federal securities laws, if such person or entity has, or in the past had, a contractual relationship with or is transacting, or has in the past transacted, business with the Companies.

     2.4 Authorization,  etc. The Sellers have full power and authority to enter
         -------------------
into this Agreement and to carry out the transactions contemplated hereby. This Agreement and all other related agreements constitute legal, valid and binding obligations of each of the Sellers, enforceable against each Seller in accordance with their respective terms.

     2.5 No  Violation.  Except  as set forth in  Exhibit  2.5,  neither  of the
         -------------                            ------------
Companies is subject to or obligated under any article or certificate of incorporation, bylaw, Law or any agreement or instrument, or any license, franchise or permit, which would be breached or violated by the Sellers' execution, delivery and performance of this Agreement. As used herein, "Law" shall mean all laws, rules, regulations, orders, decrees and injunctions applicable to or binding upon the Companies. The Sellers will comply with all applicable Laws in connection with their execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. The execution of this Agreement and the consummation of the transactions contemplated hereby will not cause the creation of any liens, claims or encumbrances upon any of the assets of the Companies.

     2.6 Governmental Authorities.  Assuming that the ultimate parent entity (as
         ------------------------
such term is defined in Rule 801.1(a), 16 C.F.R. ss. 801.1(a)(3)) ("Ultimate Parent Entity") of Buyer has less than $100 million of annual net sales or total assets (as determined in accordance with Rule 801.11, 16 C.F.R. ss. 801.11) as stated on its last regularly prepared income statement and balance sheet ("HSR Assets and Revenues"), the Sellers are not required to submit any notice, report or other filing with, and no consent, approval or authorization is required, by any governmental or regulatory authority or third party in connection with the execution, delivery, consummation or performance of this Agreement or the transactions contemplated hereby.

     2.7 Financial  Statements.  Copies have been provided to representatives of
         ---------------------
Buyer of (i) unaudited monthly adjusted consolidated statements of income of the Companies for the nine months ended September 30, 1998 and 1997, and (ii) audited consolidated statements of financial position as of December 31 for each of the years 1995 through 1997 and audited consolidated statements of income and retained earnings of the Companies for the fiscal years then ended (the "Audited Statements"), each such audited statement being audited by BDO Seidman LLP. All such statements of financial position and the notes thereto fairly present the financial position of the Companies as of the respective dates thereof, and such statements of income and retained earnings and the notes thereto fairly present the results of operations for the periods therein referred to, in accordance with generally accepted accounting principles consistently applied throughout the periods indicated (except as stated therein or in the notes thereto). The consolidated statement of financial position as of December 31, 1997 and the notes thereto are referred to as the "Balance Sheet." December 31, 1997 is referred to as the "Financial Statement Date."

     2.8 No  Undisclosed  Liabilities,  Claims,  etc. Other than as set forth on
         -------------------------------------------
Exhibit 2.8, except for (a) liabilities  fully reflected or reserved  against in
-----------
the Balance Sheet and (b) regular and usual liabilities and obligations incurred in the ordinary course of business consistent with past practices after the Financial Statement Date, the Companies do not have any liabilities, obligations or claims (absolute, accrued, fixed or contingent, matured or unmatured, or otherwise), including liabilities, obligations or claims which may become known or which arise only after the Closing and which result from actions, omissions or occurrences of the Sellers prior to the Closing.

     2.9 Absence of Certain Changes.  Since the Financial Statement Date, except
         --------------------------
for  Permitted  Distributions  (as  defined in  Section  4.1) or as set forth in
Exhibit 2.9 there has not been: (a) any material adverse change in the business,
-----------
prospects, financial condition, earnings or operations of the Companies; (b) any damage, destruction or loss, whether covered by insurance or not, materially adversely affecting the Companies' properties and business; (c) any declaration, setting aside or payment of any dividend whether in cash, stock or property with respect to the Shares, or any redemption or other acquisition of such Shares;
(d) any increase in the compensation payable or to become payable by the Companies to their respective directors, officers, key employees, Affiliates or any of the Sellers or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such party; (e) any entry by the Companies into any commitment or transaction, including without limitation, any borrowing or capital expenditure other than in accordance with the schedule of capital expenditures (Exhibit
                                                                         -------
2.25);  (f) any change by the  Companies  in  accounting  methods,  practices or
----
principles; (g) any adoption of any statute, rule, regulation or order which adversely affects the Companies; (h) any termination or waiver of any rights of value to the business of the Companies; (i) any other transaction or event affecting the Companies other than in the ordinary course of business of the Companies, respectively; (j) any transaction or conduct inconsistent with past business practices; (k) any adoption or amendment of any collective bargaining, bonus profit sharing, compensation, stock option, pension, retirement, deferred compensation, or other plan, agreement, trust, fund or arrangement for the benefit of employees; or (l) any agreement or understanding made or entered into to do any of the foregoing.

     2.10 Contracts.  Exhibit 2.10 contains a schedule of all Contracts (defined
          ---------   ------------
herein) to which the Companies are a party, copies of which having been provided to representatives of Buyer. The term "Contracts" shall include, but shall not be limited to, all oral (which shall be summarized in Exhibit 2.10) and written
                                                       ------------
contracts, agreements, agency agreements, loan agreements, mortgages, indentures, deeds of trust, guarantees, commitments, joint venture agreements, purchase and/or sale agreements, collective bargaining, union, consulting and/or employment contracts, leases of real or personal property, easements, distribution or dealer agreements, service agreements, license agreements, and advertising agreements (except there shall not be included agreements which do not exceed, in the case of any one agreement, an obligation of $10,000 and in the case of a series of related agreements, an aggregate obligation of $20,000, so long as such agreements are not material to the business of the Companies). Neither of the Companies is in default or alleged to be in default under any Contract nor is Louis Hoffman or to the knowledge of the Companies and Louis Hoffman, any of the other Sellers, aware of any default by any other party to any Contract, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute a default under any Contract. All of the Contracts are in full force and effect and constitute legal, valid and binding obligations of the parties thereto in accordance with their terms, and will remain in full force and effect after the Closing without any notice to or consent by any other party.

     2.11 True and Complete  Copies.  Copies of all  agreements,  contracts  and
          -------------------------
documents delivered and to be delivered hereunder by the Sellers or the Companies, are, and will be, true and complete copies of such agreements, contracts and documents. All written summaries of oral agreements will be true and complete.

     2.12 Title and Related  Matters.  Except as set forth in Exhibit 2.12,  the
          --------------------------                          ------------
Companies have good and marketable title to all of the properties and assets reflected in the Balance Sheet or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business and consistent with past practices), including, without limitation, the specific assets referred to in paragraphs (a), (b) and (c) below, free and clear of all mortgages, security interests, liens, pledges, claims, escrows, options, rights of first refusal, indentures, easements, licenses, security agreements or other agreements, arrangements, contracts, commitments, understandings, obligations, charges or encumbrances of any kind or character, except as reflected on the Balance Sheet. The Companies own or lease, directly or indirectly, all of the assets and properties, and are a party to all licenses and other agreements, presently used or necessary to carry on the business or operations of such company as presently conducted.

          (a)  Real Property.
               -------------

               (i) Neither of the Companies has an ownership interest in any real property.

               (ii) Neither of the Companies is a tenant under any lease(s) of real property used by such company except as described on Exhibit
                                                                         -------
          2.10.  With respect to the leased real  property  described on Exhibit
          ----                                                           -------
          2.10 and except as set forth on
          ----

          Exhibit 2.12;  (A) all such leases are
          ------------
          in full force and effect and constitute valid and binding obligations of the respective parties thereto; (B) there have not been and there currently are not any defaults thereunder by any party thereto; (C) no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder entitling the lessor to terminate the lease; and (D) the continuation, validity and effectiveness of all such leases under the current rentals and other current terms thereof will in no way be affected by the transactions contemplated by this Agreement or, if any would be affected, the Sellers shall use all necessary means at its disposal to cause an appropriate consent to such transactions to be delivered to Buyer prior to the Closing Date at no cost or other adverse consequences to the Companies ((B) through (D) are hereinafter collectively referred to as "Lease Restrictions").

               (iii) Neither of the Companies currently has, nor to the knowledge of the Companies and Louis Hoffman in the past has had, any interest (as owner, tenant or otherwise) in any real property except as disclosed on Exhibit 2.12.
                          ------------

          (b)  Personal  Property.  The  Companies  respectively  have  good and
               ------------------
     marketable title to all the personal property and assets, tangible or intangible, shown on the Balance Sheet, except to the extent sold or disposed of in transactions entered into in the ordinary course of business consistent with past practices since the Financial Statement Date. The personal property in the aggregate is in good condition and working order. None of such assets are subject to any (i) contracts of sale or lease, except contracts for the sale of inventory in the ordinary and regular course of business or (ii) security interests, encumbrances, liens or charges of any kind or character, except as set forth in Exhibit 2.12.
                                                                  -------------
     Except as set forth in Exhibit 2.12, there are no Lease  Restrictions  with
                            ------------
     respect to the personal property leased by the Companies.

          (c) No  Disposition  of Assets.  Except for  Permitted  Distributions,
              --------------------------
     there has not been since the Financial Statement Date any sale, lease or any other disposition or distribution by the Companies of any of their assets or properties and any other assets now or hereafter owned by them except transactions in the ordinary and regular course of business consistent with past practices or as otherwise consented to by Buyer.

     2.13  Litigation.  Except as set forth in Exhibit  2.13,  there is no suit,
           ----------                          -------------
action, investigation or proceeding pending or, to the knowledge of the Companies and Louis Hoffman, threatened against the Companies or any of the Sellers which, if adversely determined, would cause a Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Companies or which the Companies are in violation of having, or which, insofar as can be reasonably foreseen, in the future may have, any such effect.

     2.14 Tax Matters.  The term "Taxes"  means all net income,  capital  gains,
          -----------
gross income, gross receipts, sales, use, transfer, ad valorem, franchise, profits, license, capital, withholding, payroll, employment, excise, goods and services, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees or assessments, or other governmental charges of any kind whatsoever, together with any interest, fines and any penalties, additions to tax or additional amounts incurred or accrued under applicable Law or assessed, charged or imposed by any governmental authority, domestic or foreign, provided that any interest, penalties, additions to tax or additional amounts that relate to Taxes for any taxable period (including any portion of any taxable period ending on or before the Closing Date) shall be deemed to be Taxes for such period, regardless of when such items are incurred, accrued, assessed or imposed. For the purposes of this Section 2.14 and Section 6.5, the Companies shall be deemed to include any predecessor of the Companies, respectively, or any person or entity from which the Companies, respectively, incur a liability for Taxes as a result of any transferee liability. Except as stated in Exhibit 2.14.1:
          --------------

          (a) The Companies have duly and timely filed (and prior to the Closing Date will duly and timely file) true, correct and complete tax returns in all material respects, reports or estimates, all prepared in accordance with applicable Laws, for all years and periods (and portions thereof) and for all jurisdictions (whether federal, state, local or foreign) in which any such returns, reports or estimates were due. All Taxes shown as due and payable on such returns, reports and estimates have been paid, and there is no current liability for any Taxes due and payable in connection with any such returns. All material Taxes not yet due and payable have been fully accrued on the books of the Companies and adequate reserves have been established therefor; the charges, accruals and reserves for Taxes provided for on the consolidated financial statements delivered or to be delivered pursuant to Section 2.7 and Section 4.7 are adequate in all material respects; and there are no unpaid assessments for additional Taxes for any period nor is there any basis therefor. Copies of all federal, state and foreign tax returns filed by the Companies for the past three years have been provided to representatives of Buyer.

          (b) Neither of the Companies, respectively, has been a member of any consolidated, combined or unitary group for federal, state, local or foreign tax purposes. Neither of the Companies, respectively, have been party to any joint venture, partnership or other arrangement that could be treated as a partnership for federal income tax purposes.

          (c) Each of the Companies has (i) withheld all required amounts from its employees, agents, contractors and nonresidents and remitted such amounts to the proper agencies; (ii) paid all employer contributions and premiums; and (iii) filed all federal, state, local and foreign returns and reports with respect to employee income tax withholding, and social security and unemployment taxes and premiums, all in compliance with the withholding tax provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as in effect for the applicable year or any prior provision thereof and other applicable Laws.

          (d) The federal income tax returns of the Companies have been examined by the Internal Revenue Service (the "IRS"), or have been closed by the applicable statute of limitations, for all periods through December 31, 1997, the state tax returns of the Companies have been examined by the relevant state agencies or such returns have been closed by the applicable statute of limitations for all periods through December 31, 1997, no deficiencies or reassessments for any Taxes have been proposed, asserted or assessed against the Companies by any federal, state, local or foreign taxing authority. Exhibit 2.14.1 describes the status of any federal,
                         ---------------
     state, local or foreign tax audits or other administrative proceedings, discussions or court proceedings that are presently pending with regard to any Taxes or tax returns of the Companies (including a description of all issues raised by the taxing authorities in connection with any such audits or proceedings), and to the knowledge of the Companies and Louis Hoffman, no additional issues are being asserted against the Companies in connection with any existing audits or proceedings.

          (e) The Companies have not executed or filed any agreement or other document extending the period for assessment, reassessment or collection of any Taxes, and no power of attorney granted by the Companies with respect to any Taxes is currently in force.

          (f) The Companies have not entered into any closing or other agreement with any taxing authority which affects any taxable year of the Companies ending after the Closing Date. The Companies are not a party to any tax sharing agreement or similar arrangement for the sharing of tax liabilities or benefits.

          (g) The Companies have not agreed to nor are they required to make any adjustment by reason of a change in accounting methods that affects any taxable year ending after the Closing Date. The IRS has not proposed to the Companies any such adjustment or change in accounting methods that affects any taxable year ending after the Closing Date. The Companies do not have an application pending with any taxing authority requesting permission for any changes in accounting methods that relate to its business or operations and that affects any taxable year ending after the Closing Date.

          (h) The  Companies  have  not  consented  to the  application  of Code
     Section 341(f).

          (i) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Companies that, individually or collectively, could give rise to the payment by the Companies of any amount that would not be deductible by reason of Code Section 280G.

          (j) No asset of the  Companies is tax exempt use  property  under Code
     Section 168(h). No portion of the cost of any asset of the Companies has been financed directly or indirectly from the proceeds of any tax exempt state or local government obligation described in Code Section 103(a).

          (k) The Companies do not have nor have they had a permanent establishment in any foreign country and do not engage, nor have they engaged, in a trade or business in any foreign country. None of the Sellers nor the Companies is a foreign person or entity within the meaning of Code
     Section 1445.

          (l) To the knowledge of the Companies and Louis Hoffman, none of the Buyer nor the Companies will be liable for any federal, state, local, foreign and other sales, use, documentary, recording, stamp, transfer or similar Taxes applicable to, imposed upon or arising out of the transfer of the Shares to Buyer and the transactions contemplated by this Agreement.

     2.15 Government  Contracts.  No Contract or other aspect of the business of
          ---------------------
the Companies is subject to the Armed Services Procurement Regulations or other regulations of any governmental agency. Neither of the Companies has bid on or been awarded any "small business set aside contract", any other "set aside contract" or other order or contract requiring small business or other special status at any time during the last three years. Neither of the Companies' sales or orders will be lost, nor the Companies' customer relations damaged, as a result of such Company continuing its operations as an entity that does not qualify as a small business.

     2.16 Compliance with Law.
          -------------------

          (a) Neither of the Companies has previously failed, and is currently failing, to comply with any applicable Laws relating to its business or the operation of its assets where such failure or failures would individually or in the aggregate have a Material Adverse Effect. In particular, but without limiting the generality of the foregoing, the Companies are in material compliance with all applicable Laws relating to (i) anti-competitive practices, (ii) price fixing, (iii) health and safety, and
     (iv) the environment. There are no proceedings of record and no proceedings are pending or threatened, nor have the Companies or any of the Sellers received any written notice regarding any violation of any Law, including, without limitation, any requirement of the United States Federal Trade Commission, any state or foreign franchise agency or regulatory authority, OSHA or any pollution or environmental control agency (including air and water).

          (b) Copies have been provided to representatives of Buyer of all reports which are known to the Companies of inspections by representatives of any federal, state or local governmental entity or agency of the business and properties of the Companies from January 1, 1994 through the date hereof under OSHA and under all other applicable health and safety Laws. The deficiencies, if any, noted on such reports or any deficiencies noted by such inspections through the Closing Date shall be corrected by the Closing Date. Neither of the Companies, nor, to the knowledge of the Companies and Louis Hoffman, any of the Sellers, know, of any other
     registration,   safety,   health,
     environmental, anti-competitive or discrimination problems relating to the financial condition, business, assets, operations, prospects, earnings or employment practices of the Companies.

     2.17 Absence of Certain Business Practices. None of the Sellers, any person
          -------------------------------------
or entity related to or affiliated with any of the Sellers, any officer, employee or agent of the Companies or any of the Sellers, any other person or entity acting on behalf of or associated with the Companies or any of the Sellers, nor any other entity directly or indirectly owned or controlled by any of the Sellers or the Companies, acting alone or together, has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefit, regardless of its nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other entity or individual with whom the Companies have done business directly or indirectly or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other person or entity who is or may be in a position to help or hinder the business of the Companies (or assist the Companies in connection with any actual or proposed transaction) which (i) would be reasonably likely to subject the Companies to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have a Material Adverse Effect or (iii), if not continued in the future, might have had a Material Adverse Effect or which might subject the Companies to suit or penalty in any private or governmental litigation or proceeding.

     2.18 ERISA and Related Employee Benefit Matters.
          ------------------------------------------

          (a) Welfare Benefit Plans. Exhibit 2.18.1 lists each "employee welfare
              ---------------------  --------------
     benefit  plan"  (within  the  meaning  of  Section  3(l)  of  the  Employee
     Retirement Income Security Act of 1974 ("ERISA")) maintained by the Companies or to which the Companies contribute or are required to contribute, including any multiemployer plan ("Welfare Benefit Plan") and sets forth as of the most recent valuation date (i) the amount of any liability of the Companies for payments due with respect to any Welfare Benefit Plan, (ii) the amount of any payment made and to be made, stated separately, by the Companies with respect to any Welfare Benefit Plan for the plan year during which the Closing is to occur, and (iii) with respect to any Welfare Benefit Plan to which Section 505 of the Code applies, a statement of assets and liabilities for such Welfare Benefit Plan as of the most recent valuation date. Without limiting the foregoing, Exhibit 2.18.1
                                                                  --------------
     discloses any obligations of the Companies to provide retiree health benefits to current or former employees of the Companies, respectively.

          (b) Pension Benefit Plans. Exhibit 2.18.2 lists each "employee pension
              ---------------------  --------------
     benefit plan" (within the meaning of Section 3(2) of ERISA) maintained by the Companies or to which the Companies contribute or are required to contribute, including any multiemployer plan ("Pension Benefit Plan"). All costs of the Pension Benefit Plans have been provided for on the basis of consistent methods and, if applicable, in accordance with sound actuarial assumptions and practices that are acceptable under ERISA. With resect to each Pension Benefit Plan that is subject to Title I, Part 3 of ERISA (concerning "funding"), Exhibit 2.18.2 sets forth as of the valuation
                                   --------------
     date (i) the unfunded liability for all accrued benefits, (ii) the funding method, (iii) the actuarially computed value of vested benefits, (iv) the fair market value of the assets held for funding purposes, (v) the amount and plan year of any "accumulated funding deficiency," as defined in
     Section 302(a)(2) of ERISA (arising for any reason whatever) that exists with respect to any plan year, and (vi) the amount of any contribution by the Companies paid and to be paid, stated separately, for the plan year during which the Closing is to occur. With respect to each Pension Benefit Plan that is not subject to Title I, Part 3 of ERISA, Exhibit 2.18.2 sets
                                                            ---------------
     forth as of the valuation date (i) the amount of any liability of the Companies for any contributions due with respect to such Pension Benefit Plan and (ii) the amount of any contribution paid and to be paid, stated separately, by the Companies with respect to such Pension Benefit Plan for the plan year during which the Closing is to occur.

          (c) Compliance with Applicable Law. Each of the Pension Benefit Plans,
              ------------------------------
     Welfare Benefit Plans, any related trust agreements, annuity contracts, and other fundinginstruments, comply with the provisions of ERISA and the Code and all other statutes, orders, governmental rules and regulations applicable to such Welfare Benefit Plans and Pension Benefit Plans. The Companies have performed all of their respective obligations currently required to have been performed under all Welfare Benefit Plans and Pension Benefit Plans. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against or with respect to any Welfare Benefit Plans, Pension Benefit Plans or the assets of such plans, and no facts exist that could give rise to any actions, suits or claims (other than routine claims for benefits) against such plans or the assets of such plans. Each Pension Benefit Plan is qualified in form and operation under Section 401(a) of the Code, the Internal Revenue Service has issued a favorable determination letter with respect to each Pension Benefit Plan, and no event has occurred that will or could give rise to a disqualification of any Pension Benefit Plan under Code Section 401(a). No event has occurred that will or could subject any Welfare Benefit Plan or Pension Benefit Plan to tax under Section 511 of the Code.

          (d)  Administration  of  Plans.  Each  Welfare  Benefit  Plan and each
               -------------------------
     Pension Benefit Plan has been administered to date in compliance with the requirements of ERISA and the Code. No plan fiduciary of any Welfare Benefit Plan or Pension Benefit Plan has engaged in (i) any transaction in violation of Section 406(a) or (b) of ERISA, or (ii) any "prohibited transaction" (within the meaning of Section 4975(c)(1) of the Code) for which no exemption exists under Section 408 of ERISA or Section 4975(d) of the Code.

          (e) Title IV Plans. With respect to each Pension Benefit Plan which is
              --------------
     subject to the provisions of Title IV of ERISA in which the Companies (for purposes of this subsection the Companies shall include each trade or business, whether or not incorporated, which is a member of a group of which the Companies are a member and which is under common control within the meaning of Section 414 of the Code and the regulations thereunder) participate or have participated, (i) neither of the Companies has withdrawn from such Pension Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), (ii) neither of the Companies has completely or partially withdrawn from a Pension Benefit Plan that is a multiemployer plan, and the liability to which it would become subject under ERISA if it were to withdraw completely from all multiemployer plans in which it currently participates is not in excess of $5,000 as of the most recent valuation date applicable thereto,
     (iii) neither of the Companies has filed a notice of intent to terminate any such Pension Benefit Plan or adopted any amendment to treat such Pension Benefit Plan as terminated, (iv) the Pension Benefit Guaranty Corporation has not instituted proceedings to terminate any such Pension Benefit Plan, (v) no other event or condition has occurred that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a Trustee to administer, any such Pension Benefit Plan,
     (vi) all required premium payments to the Pension Benefit Guaranty Corporation have been paid when due, and (vii) no "reportable event" (as described in Section 4043 of ERISA and the regulations thereunder) has occurred with respect to said Pension Benefit Plan.

          (f) Other Employee Benefit Plans and Agreements.  Exhibit 2.18.3 lists
              -------------------------------------------   --------------
     each fringe benefit, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare, or other incentive plan or agreement, employment agreement not terminable on 30 days or less written notice, and any other employee benefit plan, agreement, arrangement, or commitment not previously listed on the Exhibits to this Section that is maintained by the Companies, respectively, or to which they contribute or are required to contribute. Exhibit 2.18.3 also
                                                             --------------
     contains a complete list of all employees of the Companies, respectively, and the amount of vacation pay currently accrued to each such employee.

          (g) Copies of Plans.  True and complete  copies have been  provided to
              ---------------
     representatives of Buyer of the Companies': Welfare Benefit Plans; Pension Benefit Plans; related trust agreements, annuity contracts and other funding instruments; each plan, agreement, arrangement, and commitment referred to in subsection(f) of this Section; favorable determination letters; annual reports (Form 5500 series) required to be filed with any governmental agency for each Welfare Benefit Plan, Pension Benefit Plan, and fringe benefit plan for the three most recent plan years, including, without limitation, all schedules thereto and all consolidated financial statements with attached opinions of independent accountants; current summary plan descriptions; and actuarial reports as of the last valuation date for each Pension Benefit Plan that is subject to Title IV of ERISA.

          (h)  Continuation  Coverage  Requirements  for Health Plans. All group
               ------------------------------------------------------
     health plans of the Companies (including any plans of affiliates of them that must be taken into account under Section 4980B of the Code) have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code and Title I, Part 6 of ERISA.

          (i) Valid  Obligations.  All Welfare  Benefit Plans,  Pension  Benefit
              ------------------
     Plans, related trust agreements, annuity contracts or other funding instruments, and all plans, agreements, arrangements and commitments referred to in subsection (f) of this Section are legal, valid and binding and in full force and effect, and there are no defaults thereunder. Except as specified in Exhibit 2.18.5, none of the rights of the Companies
                        ---------------
     thereunder will be impaired by the consummation of the transactions contemplated by this Agreement, and all of the rights of the Companies thereunder will be enforceable by Buyer at and after the Closing without the consent or agreement of any other party other than consents and agreements specifically listed in Exhibit 2.18.5.
                                       --------------

     2.19  Intellectual  Property.  The Companies,  respectively,  have good and
           ----------------------
marketable title to, own all worldwide right, title, and interest in, to, and under, and Exhibit 2.19 contains a detailed listing of, each copyright,
             -------------
trademark, trade name, service mark, trade dress, patent, franchise, trade secret, product designation, formula, process, know-how, right of publicity, design, registration of any of the foregoing, and application for any patent or registration, and other similar rights (collectively "Intellectual Property Rights") used in, or necessary for, the operation of its business as currently conducted. Except as otherwise set forth on Exhibit 2.19, all of said
                                                   -------------
Intellectual Property Rights, the right to use them and the right to convey them are free and clear of all royalty and other obligations, security interests, liens and encumbrances. The Companies, respectively, have the right to use all Intellectual Property Rights used in, or necessary for, the operation of its business as currently conducted. The Companies have taken all action necessary to protect against and defend against, and have no knowledge of, any conflicting use of any such Intellectual Property Rights. Except as set forth in Exhibit
                                                                         -------
2.19,  (i) the  Companies  are not a party  in any  capacity  to any  franchise,
----
license, royalty or other agreement respecting or restricting any Intellectual Property Rights and (ii) the Intellectual Property Rights used by the Companies in the operation of their respective businesses as currently conducted do not conflict with the Intellectual Property Rights or other rights of any third party. No product, including final and intermediate products, made, imported, offered for sale, sold or distributed by the Companies, service provided by the Companies or process used by the Companies violates any license or infringes any Intellectual Property Rights or other rights of any third party, and, except as set forth on Exhibit 2.19, there are no pending claims or demands by any third
             ------------
party to the contrary. None of the Companies, Louis Hoffman, and, to the knowledge of the Companies and Louis Hoffman, the other Sellers, are aware that any such claim or demand will be, or is likely to be, made or of any fact or circumstance that could reasonably give rise to such claim or demand. To the knowledge of the Companies and Louis Hoffman, the Intellectual Property Rights are valid and enforceable.

     2.20  Warranties.  Except as set forth in Exhibit 2.20, there are no claims
           ----------                          ------------
existing or threatened under or pursuant to any warranty, whether expressed or implied, on products or services sold by the Companies, and the Balance Sheet reserves, if any, for anticipated claims are adequate to cover any such claims.

     2.21 Labor Relations.  Except as set forth in Exhibit 2.21, there have been
          ---------------                          ------------
no strikes, work stoppages or any demands for collective bargaining by any union or labor organization since

January 1, 1994; there is no collective bargaining relationship between either of the Companies and any union; there is no dispute or controversy with any union or other organization of the Companies' employees; there are no arbitration proceedings pending or to the knowledge of the Companies threatened involving a dispute or controversy and the Companies have not received any notice from any labor union or group that it represents or intends to represent the Companies' employees. The Companies are in full compliance in all material respects with all Laws respecting employment and employment practices, terms and conditions of employment and wages and hours including, without limitation, the Fair Labor Standards Act, the Family and Medical Leave Act of 1993, the Americans with Disabilities Act of 1990, the Veterans Reemployment Rights Act, the Equal Employment Opportunities Act, as amended by the Civil Rights Act of 1991, the Occupational Safety and Health Act, the Employment Retirement Income Security Act of 1974, the Immigration Reform and Control Act of 1986, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, the Older Workers Benefit Protection Act, and all other Laws, each as amended to date, relating to employer/employee rights and obligations. The Companies currently have satisfactory relationships with their respective employees.

     2.22 Insurance. Exhibit 2.22 lists coverage regarding all of the Companies'
          ---------  ------------
existing insurance policies, the premiums therefor and the coverage of each policy. Such policies and the amount of coverage and the risks insured are, in the aggregate, commercially reasonable to insure the Companies against perils which good business practice demands be insured against. Each such policy is in full force and effect, the premiums are paid to the extent due thereunder and there are no defaults under any such policies which could, in the aggregate, cause a Material Adverse Effect.

     2.23  Liability  for  Services.  There  exist no known  claims  against the
           ------------------------
Companies for injury to person or property of their employees or any third parties suffered as a result of the performance of any service by the Companies, respectively, including, but not limited to, claims arising out of the defective or unsafe nature of its products or services.

     2.24 Environmental.
          -------------

          (a) For purposes of this Section:

               (i) "Hazardous Materials" means any hazardous, infectious or toxic substance, chemical, pollutant, contaminant, emission or waste which is or becomes regulated by any local, state, federal or foreign authority. Hazardous Materials include, without limitation, anything which is: (i) defined as a "pollutant" pursuant to 33 U.S.C. ss. 1362(6); (ii) defined as a "hazardous waste" pursuant to 42 U.S.C. ss. 6921; (iii) defined as a "regulated substance" pursuant to 42 U.S.C. ss. 6991; (iv) defined as a "hazardous substance" pursuant to 42 U.S.C. ss. 9601(14); (v) defined as a "pollutant or contaminant" pursuant to 42 U.S.C. ss. 9601(33); (vi) petroleum; (vii) asbestos; and (viii) polychlorinated biphenyl.

               (ii) "Environmental Laws and Regulations" means all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Laws relating to pollution, nuisance, or the environment including, without limitation, (i) the Federal Clean Air Act, 42 U.S.C. ss.ss. 7401 et
                                                                              --
          seq.; (ii) the Comprehensive Environmental Response, Compensation, and
          ---
          Liability  Act,  42 U.S.C.  ss.ss.  9601 et seq.;  (iii)  the  Federal
                                                   -- ---
          Emergency Planning and Community Right-to-Know Act, 42 U.S.C. ss.ss. 1101 et seq.; (iv) the Federal Insecticide, Fungicide and Rodenticide
               -- ---
          Act, 7 U.S.C.  ss.ss.  136 et seq.;  (v) the Federal
                                     -- ---
          Water Pollution  Control Act, 33 U.S.C.  ss.ss. 1251 et seq.; (vi) the
                                                               -- ---
          Solid Waste  Disposal Act, 42 U.S.C.  ss.ss.  6901 et seq.;  (vii) the
                                                             -- ---
          Toxic Substances  Control Act, 15 U.S.C.  ss.ss.  2601 et seq.; (viii)
                                                                 -- ---
          Laws relating in whole or part to emissions, discharges, releases, or threatened releases of any Hazardous Material; and (ix) Laws relating in whole or part to the manufacture, processing, distribution, use coverage, disposal, transportation, storage or handling of any Hazardous Material.

               (b) The operations and activities of the Companies comply in all material respects with all Environmental Laws and Regulations.

               (c) The Companies have obtained all material permits, licenses and other authorizations which are required with respect to its respective operations, as well as the transactions contemplated hereby under all Environmental Laws and Regulations. Exhibit 2.24 lists each
                                                         ------------
          such permit, license or other authorization.

               (d) There is no civil, criminal, administrative or other action, suit, demand, claim, hearing, notice of violation, notice or demand pending, received, or, to the best knowledge of the Companies and Louis Hoffman, threatened against the Companies relating in any way to any Environmental Laws and Regulations, which if determined adversely to the Companies could cause a Material Adverse Effect.

               (e) Neither of the Companies has caused or experienced any past or present events, conditions, circumstances, plans or other matters which: (i) are not in material compliance with all Environmental Laws and Regulations; or (ii) may give rise to any claim, action, demand, suit, proceeding, hearing, notice of violation or investigation of or against the Companies based on or relating to Hazardous Materials including, without limitation, such matters relating to any property owned or leased by the Companies.

               (f) No asbestos, polychlorinated biphenyls, lead-based paints, or radon are on any real property or in any building now or previously owned, operated, leased or utilized by the Companies.

               (g) No employee or former employee of the Companies has been exposed to any Hazardous Material owned, produced or utilized by the Companies or any former subsidiary.

               (h) Neither of the Companies has received any written notice or indication from any governmental agency or private or public entity advising it that it is, or may be, responsible for any investigation or response costs with respect to a release, threatened release or cleanup of chemicals or materials produced by or resulting from any business, commercial or industrial activities, operations or processes, including, without limitation, any Hazardous Materials. None of the Companies, nor, to the knowledge of the Companies and Louis Hoffman, the other Sellers, are aware of any facts which might give rise to such notices.

               (i) No underground tanks, piping or subsurface structures of any type exist or have existed on any real property now or previously owned, operated, leased or utilized by the Companies.

               (j) Exhibit 2.24 contains  complete  copies of all  environmental
                   ------------
          investigations, assessments, audits, studies, tests and related materials in possession of the Companies, or known to them to exist, which relate to the current or prior operations of the Companies or any real property now or previously owned, operated, leased or utilized by the Companies.

               (k) Except in compliance with Environmental Laws and Regulations, the Company has not used, generated or stored any Hazardous Materials.

     2.25 Capital Expenditures.  The Companies have outstanding  commitments for
          --------------------
capital  expenditures as set forth in Exhibit 2.25, which includes a schedule of
                                      ------------
substantially all moneys disbursed on account of capital expenditures made by the Companies between the Financial Statement Date and the date hereof. After the date hereof, no capital expenditures or commitments in excess of $25,000 in the aggregate will be made by the Companies, except as set forth in Exhibit 2.25
                                                                    ------------
or with Buyer's prior written consent.

     2.26 Suppliers. No suppliers of goods or services to the Companies that has
          ---------
made sales or provided services representing, individually or in the aggregate, more than $10,000 in payments or commitments by the Companies within the last 12 months has (i) ceased, or indicated any intention to cease, doing business with the Companies, respectively, or (ii) changed or indicated any intention to change any terms or conditions for future supply or sale of products or services from the terms or conditions that existed with respect to the supply or sale of such products or services during the 12 month period ending on the date hereof, and which changes are not within such suppliers ordinary course of business.

     2.27  Dealings  with  Affiliates.  Exhibit 2.27 sets forth a complete  list
           --------------------------   ------------
(including the parties) and copies (or a detailed summary in the case of an oral agreement) of all oral or written contracts, arrangements or other agreements to which the Companies are, will be or have been a party at any time from January 1, 1997, to the Closing Date, and to which any other Affiliate or the Companies was or is also a party.

     2.28  Bank  Accounts.  Exhibit  2.28 is a list of all bank  accounts,  lock
           --------------   -------------
boxes, post office boxes and safe deposit boxes maintained in the name of or controlled by the Companies and the names of the persons having access thereto.

   2.29  Compensation.  Exhibit  2.29  lists the  current  job title and total
         ------------   -------------
remuneration (including, without limitation, salary, commissions and bonuses) for each officer, director, employee or consultant of the Companies who received total remuneration in excess of $50,000 from either of the Companies during any of the past two fiscal years and who is expected to receive total remuneration in excess of such amount during the current fiscal year. Except as disclosed on
Exhibit 2.29,  neither of the Companies has since the Financial  Statement  Date
------------
nor will prior to the Closing Date, increase or commit to increase the base compensation, commission, bonus or the rate (or any other component) of total compensation payable or to become payable by the Companies, respectively, to any employee (including any director or officer), whether such person is listed on
Exhibit 2.29 or not, and no extraordinary  compensation or bonus will be paid by
------------
the Companies.

     2.30 Credit  Facility.  Listed in Exhibit  2.30 is a complete  and accurate
          ----------------             -------------
description of all outstanding advances to the Companies as of the date of this Agreement, and the date five (5) days prior to the Closing (to be delivered by Sellers to Buyer three days prior to the Closing), under that certain Credit Agreement referenced in the Balance Sheet and consisting of the following: (i) Step-down Revolving Term Loan, (ii) $1,500,000 Working Capital Commitment, and
(iii) Term Loan (collectively, the "Credit Facility").

     2.31 Accounts  Receivable.  All accounts  receivable of the Companies  have
          --------------------
been incurred in the ordinary course of business and are accurately reflected in all material respects in the books and records of the Companies consistent with past practice and represent bona fide transactions.

     2.32 Customers.  There are no pending or, to the knowledge of Louis Hoffman
          ---------
and the Companies, threatened disputes between the Companies and any of its customers which could reasonably be expected to have a Material Adverse Effect. Since December 31, 1997, (i) there has been no material adverse change in the business relationship between the Companies and any material customer, and (ii) the Companies have not received any communications from a material customer to terminate the relationship or materially reduce purchases.

     2.33 Powers of Attorney. The Companies have not granted a power of attorney
          ------------------
to any person, which is outstanding as of the date hereof, to commit or bind the Companies.

     2.34 Complete Disclosure.  No representation or warranty made by Sellers or
          -------------------
the Companies in this Agreement, and no exhibit, schedule, certificate or other writing furnished to Buyer by or on behalf of Sellers, pursuant to this Agreement or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading.

     2.35 Year 2000  Compliance.  The Companies  have reviewed  their  products,
          ---------------------
businesses and operations which could be adversely affected by the Year 2000 problem (as defined below). The Companies have developed, or are developing, a program to address, on a timely basis, the risk that computer applications developed, marketed, sold or used by the Companies may be unable to recognize and properly perform date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Companies' applications delivered to their customers and their internal information and business systems are Year 2000 compliant. The Year 2000 Problem has not resulted in, and, to the knowledge of the Companies and Louis Hoffman, is not reasonably expected to have, a Material Adverse Effect on the Companies.

                                   ARTICLE III
                                   -----------
                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

     Buyer hereby represents and warrants to the Sellers, as follows:

     3.1 Corporate  Organization,  etc. Buyer is a corporation  duly  organized,
         -----------------------------
validly existing and in good standing under the laws of the state of Delaware and will be qualified to do business in Delaware on the Closing Date.

     3.2  Authorization,  etc. Buyer has full  corporate  power and authority to
          -------------------
enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors and stockholders of Buyer have duly authorized the execution and delivery of this Agreement and the transactions contemplated hereby, and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other related agreements constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

     3.3  No  Violation.  Buyer  is  not  subject  to  or  obligated  under  any
          -------------
certificate of incorporation, bylaw, Law, or any agreement or instrument, or any license, franchise or permit, which would be breached or violated by its execution, delivery or performance of this Agreement. Buyer will comply with all Laws in connection with its execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     3.4 Governmental  Authorities.  Assuming that the Ultimate Parent Entity of
         -------------------------
the Companies has less than $100 million of HSR Assets and Revenues, Buyer is not required to submit any notice, report or other filing with and no consent, approval or authorization is required by any governmental or regulatory authority or third party in connection with Buyer's execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.5  Capitalization.  The authorized capital stock of Buyer consists of (i)
          --------------
10,000,000 shares of common stock, par value $.01 per share ("Buyer Common Stock") and (ii) 5,000,000 shares of preferred stock, par value $.01 per share, none of which are issued and outstanding. As of November 12, 1998, 5,089,858 shares of Buyer Common Stock were issued and outstanding. Except as set forth on
Schedule 3.5, there are no outstanding options, warrants or
------------
contracts, commitments, understandings, or arrangements by which the Buyer is or may become bound to issue additional shares of Buyer Common Stock, or securities or rights convertible or exchangeable into shares of Buyer Common Stock. The capital stock of the Buyer is duly authorized and all issued capital stock has been duly and validly issued and is fully paid and nonassessable and free of preemptive rights.

     3.6 SEC  Reports  and  Financial  Statements.  Buyer  has  filed  with  the
         ----------------------------------------
Securities and Exchange Commission (the "SEC"), and has heretofore made available to the Sellers true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act") and the Securities and Exchange Act of 1934, as amended (the "Exchange Act") (as such documents have been amended or supplemented since the time of their filing, collectively, the "SEC Reports"). As of their respective dates, the SEC Reports (including without limitation, any financial statements or schedules included therein) (a) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Act and Exchange Act (as the case may be) and all applicable rules and regulations of the SEC promulgated thereunder. Each of the consolidated financial statements included in the SEC Reports have been prepared from, and are in accordance with, the books and records of the Buyer, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated results of operations and cash flows (and changes in financial position, if any) of the Buyer as at the dates thereof or for the periods presented therein.

                                   ARTICLE IV
                            COVENANTS OF THE SELLERS

     Except as otherwise consented to or approved by Buyer in writing, until the Closing, the Sellers covenant and agree (and will cause the Companies to act or refrain from acting where required hereinafter) as follows:

     4.1 Regular  Course of Business.  The  Companies  will:  (i) operate  their
         ---------------------------
respective businesses in the ordinary course, diligently and in good faith, consistent with past management practices; (ii) maintain all of its respective properties in customary repair, order and condition, reasonable wear and tear excepted; (iii) maintain (except for expiration due to lapse of time) all leases and contracts described herein in effect without change except as expressly provided herein; (iv) comply with the provisions of all Laws applicable to the conduct of its business; (v) not engage in any significant or unusual transaction; (vi) not cancel, release, waive or compromise any debt, claim or right in its favor having a value in excess of $25,000 other than in connection with returns for credit or replacement in the ordinary course of business; (vii) maintain insurance coverage up to the Closing Date in amounts adequate to protect and insure the Companies against perils which good business practice demands be insured against or which are normally insured against by other industry members similarly situated. Notwithstanding the foregoing, the Companies shall be permitted, on or prior to the Closing Date, to pay cash dividends to the Sellers, to make payments to the Sellers, including without limitation to pay the Sellers' expenses incurred in connection with this transaction, to pay management fees to Regent Capital Management Corp. or to repay borrowings under the Credit Facility or otherwise ("Permitted Distributions").

     4.2  Amendments.  Except as required for the  transactions  contemplated in
          ----------
this Agreement, no change or amendment shall be made in either Companies' articles or certificate of incorporation or bylaws. Neither of the Companies will merge into or consolidate with any other corporation or person, or change the character of its business.

     4.3 Capital  Changes.  Neither of the Companies  will (i) issue or sell any
         ----------------
shares of its capital stock of any class or issue or sell any securities convertible into, or options, warrants to purchase or rights to subscribe to, any shares of its capital stock of any class or (ii) directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock.

     4.4  Capital  and Other  Expenditures.  Until the  Closing,  neither of the
          --------------------------------
Companies will make any capital expenditures, or commitments with respect thereto, except as set forth in Exhibit 2.25. Other than those agreed upon
                                 -------------
amounts set forth in Exhibit 2.25,  and repayment of amounts  advanced under the
                     ------------
Credit Facility during such period, neither of the Companies will repay or prepay any principal or interest on any indebtedness or obligation (except for prepaying trade accounts payable in the normal course of business to take advantage of cash discounts).

     4.5 Borrowing.  Except with respect to permitted  advances under the Credit
         ---------
Facility, neither of the Companies will (i) incur, assume or guarantee any indebtedness or capital leases or (ii) create or permit to become effective any mortgage, pledge, lien, encumbrance or charge of any kind upon its assets other than in the ordinary course of business.

     4.6 Other Commitments. Except in the ordinary course of business consistent
         -----------------
with past practices or with the written consent of Buyer, neither of the Companies will enter into any transaction, make any commitment or incur any obligation.

     4.7  Interim  Financial  Information.  The Sellers  will supply  Buyer with
         --------------------------------
unaudited monthly adjusted consolidated financial statements of Holding within fifteen (15) business days of the end of each month ending between the Financial Statement Date and the Closing Date. All such financial statements shall be accompanied by a certificate of the President and the financial officer of Holding certifying that such financial statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent with the unaudited consolidated financial statements for the preceding months.

    4.8 Full Access and Disclosure.
         --------------------------

          (a) The Companies shall afford to Buyer and its counsel, accountants and other authorized representatives access during business hours to the Companies' plants, properties, books and records in order that Buyer may have full opportunity to make such reasonable investigations as it shall desire to make of the affairs of the Companies, and the Companies will cause their officers and employees to furnish such additional financial and operating data and other information as Buyer shall from time to time reasonably request.

          (b) From time to time prior to the Closing Date, the Companies will promptly supplement or amend in writing information previously delivered to Buyer with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or disclosed.

     4.9 Consents. The Companies will use all commercially reasonable efforts to
         --------
obtain on or prior to the Closing Date all consents necessary to the consummation of the transactions contemplated hereby.

     4.10 Breach of Agreement.  None of the Sellers or the  Companies  will take
          -------------------
any action which, if taken prior to the Closing Date, would constitute a breach of this Agreement.

     4.11 Further  Assurances.  The Companies and the Sellers will furnish Buyer
          -------------------
with such other and further documents, certificates, opinions, consents and information as (a) Buyer shall reasonably request to enable Buyer to borrow funds from a bank or other lending entity or individual(s) for the purchase of the Shares, and (b) to evidence compliance with the terms and conditions of any credit agreement to be entered into between Buyer and a bank and/or other lending entities or individuals.

     4.12 Fulfillment of Conditions. The Sellers and the Companies will take all
          -------------------------
commercially reasonable steps necessary or desirable, and proceed diligently and in good faith, to satisfy each condition to the obligations of Buyer contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                    ARTICLE V
                                    ---------
                               COVENANTS OF BUYER
                               ------------------

     Buyer hereby covenants and agrees with the Sellers that:

     5.1  Post-Closing  Course of Business.  From and after the Closing  through
          --------------------------------
December 31, 1998, the Buyer, with the cooperation of Louis Hoffman, will operate the

Companies in the ordinary course, diligently and in good faith, consistent with past management practices.

     5.2 Books and Records.  Buyer shall preserve and keep the Companies'  books
         -----------------
and records delivered hereunder for a period of five (5) years from the date hereof and shall, during such period, make such books and records available to former officers and directors of each such company for any reasonable purpose.

     5.3  Further  Assurances.  The Buyer will  furnish  the  Companies  and the
          -------------------
Sellers with such other and further documents, certificates, opinions, consents and information reasonably required by the Companies and Sellers in connection with the performance of this Agreement.

     5.4  Fulfillment  of  Conditions.  The  Buyer  will  take all  commercially
          ---------------------------
reasonable steps necessary or desirable, and proceed diligently and in good faith, to satisfy each condition to the obligations of Sellers and the Companies contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                   ARTICLE VI
                                   ----------
                                OTHER AGREEMENTS
                                ----------------

     Buyer and the Sellers covenant and agree that:

     6.1  Agreement  to Defend.  In the event any action,  suit,  proceeding  or
          --------------------
investigation  of the nature  specified  in Section 7.4 or Section 8.2 hereof is
                                            -----------    -----------
commenced, whether before or after the Closing Date, all the parties hereto agree to cooperate and use their best efforts to defend against and respond thereto.

     6.2 Consultants,  Brokers and Finders. The Sellers and Buyer each represent
         ---------------------------------
and warrant that they have not retained any consultant, broker or finder in connection with the transactions contemplated by this Agreement, except for CIBC Oppenheimer Corp. retained by Buyer and Regent Capital Management Corp. retained by Sellers. The Sellers and Buyer each hereby agree to indemnify, defend and hold the other party and its offices, directors, employees and Affiliates, harmless from and against any and all claims, liabilities or expenses for any brokerage fees, commissions or finders' fees due to any consultant, broker or finder retained by the indemnifying party.

     6.3  Noncompetition  Agreement.  At the  Closing,  Buyer and each of Regent
          -------------------------
Capital Equity Partners, L.P., Nantucket SuperGraphics II, L.L.C., Nantucket SuperGraphics, L.L.C., the directors and officers of Holding and Richard Hochman shall enter into a Noncompetition Agreement in substantially the form set forth in Exhibit 6.3.
   -----------

     6.4 Taxes.
         -----

          (a) The Sellers shall cause the Companies to prepare and file all tax returns and reports of the Companies due on or prior to the Closing Date, which returns and reports shall be prepared and filed timely and on a basis consistent with existing procedures for preparing such returns and reports and in a manner consistent with prior practice with respect to the treatment of specific items on the returns or reports; provided, however,
                                                             --------   -------
     that if the treatment of any item on any such return or report has not been provided by prior practice, the Sellers shall cause the Companies to report such items in a manner that would result in the least amount of tax liability to the Companies and Buyer for periods ending after the Closing Date. Buyer shall cause the Companies to prepare and file all tax returns and reports of the Companies due after the Closing Date, which returns and reports, to the extent they relate to taxable periods beginning prior to, but including the Closing Date, shall be prepared and filed timely and on a basis consistent with existing procedures for preparing such returns and in a manner consistent with prior practice with respect to the treatment of specific items on the returns and reports, unless such treatment does not have sufficient legal support to avoid the imposition of penalties.

          (b) Buyer, the Companies and the Sellers shall provide each other with such assistance as may reasonably be requested by the others in connection with the preparation of any return or report of Taxes, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liabilities for Taxes. Buyer, the Companies and the Sellers will retain for the full period of any statute of limitations and provide the others with any records or information which may be relevant to such preparation, audit, examination, proceeding or determination.

          (c) If in connection with any examination, investigation, audit or other proceeding in respect of any tax return covering the operations of the Companies during a taxable period on or before the Closing Date, any governmental body or authority issues to the Companies a written notice of deficiency, a notice of reassessment, a proposed adjustment, an assertion of claim or demand concerning the taxable period covered by such return, Buyer or the Companies shall notify the Sellers of its receipt of such communication from the governmental body or authority within 30 business days after receiving such notice of deficiency, reassessment, adjustment or assertion of claim or demand. No failure or delay of Buyer or the Companies in the performance of the foregoing shall reduce or otherwise affect the obligations or liabilities of the Sellers pursuant to this Agreement, except to the extent that such failure or delay shall have adversely affected the Sellers' ability to defend against any liability or claim for Taxes that the Sellers are obligated to pay hereunder. Except as provided below, the Sellers shall, at their expense, have the nonexclusive right to participate in the contest of any such assessment, proposal, claim, reassessment, demand or other proceedings in connection with any tax return covering taxable periods of the Companies ending on or before the Closing Date. Buyer and the Companies will not be obligated to settle or resolve any issue related to Taxes for such a period, which, if so settled or resolved, could have an adverse effect on the Companies or Buyer for periods after the Closing Date, unless the Sellers agree in writing with Buyer and the Companies, in terms reasonably satisfactory to Buyer and the Companies, to indemnify Buyer and the Companies from any cost, damage, loss or expense relating to such settlement or resolution.


                                   ARTICLE VII
                                   -----------
                     CONDITIONS TO THE OBLIGATIONS OF BUYER
                     --------------------------------------

     Each and every obligation of Buyer under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by Buyer.

     7.1  Representations and Warranties;  Performance.  The representations and
          --------------------------------------------
warranties made by the Companies and the Sellers herein shall be true and correct in all material respects on the date of this Agreement and on the Closing Date with the same effect as though made on such date; the Sellers shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date; the Sellers shall have, and shall have caused the President of Holding to have delivered to Buyer a certificate, dated the Closing Date, in the form designated Exhibit 7.1 hereto, certifying to such
                                         -----------
matters and the other conditions contained in this Article VII.
                                                   -----------

     7.2  Consents  and  Approvals.  All  consents  from and filings  with third
          ------------------------
parties, regulators and governmental agencies required to consummate the transactions contemplated hereby, or which, either individually or in the aggregate, if not obtained, would cause an adverse effect on the financial condition or business of the Companies shall have been obtained and delivered to Buyer.

     7.3 Opinion of the Sellers'  Counsel.  Buyer shall have received an opinion
         --------------------------------
of the Sellers' counsel, dated the Closing Date, substantially in the form attached hereto as Exhibit 7.3.
                   -----------

     7.4 No Proceeding or Litigation.  No action,  suit or proceeding before any
         ---------------------------
court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened against the Sellers, the Companies, Buyer or any of their respective principals, officers or directors seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

     7.5 Credit  Facility.  The  Companies  shall have no  borrowings  under the
         ----------------
Credit Facility and the Credit Facility shall have been terminated.

     7.6 Other  Agreements.  The Agreements  described in Section 6.3 shall have
         -----------------                                -----------
been entered into and delivered.

     7.7 Escrow  Agreement.  Buyer shall have entered  into an Escrow  Agreement
         -----------------
with Louis Hoffman on terms reasonably satisfactory to Buyer.

     7.8  Employment  Agreement.  Buyer shall have  entered  into an  Employment
          ---------------------
Agreement with Louis Hoffman on terms reasonably satisfactory to Buyer.

     7.9 Prior Owner  Earn-Out.  The Sellers  shall have  satisfied  all payment
         ---------------------
obligations relating to earn-out payments due in connection with their original acquisition of the Companies.

     7.10  Credit  Facility  Balance.  Buyer  shall have  received,  pursuant to
           -------------------------
Section 2.30 hereto, a description of all outstanding advances to the Companies as of a date five (5) days prior to the Closing.

     7.11 Options.  All outstanding  options to purchase common stock of Holding
          -------
set forth on Exhibit 2.2 hereto shall have been terminated.
             -----------

     7.12  Financial  Statements.  Buyer shall have received  unaudited  monthly
           ---------------------
adjusted consolidated statements of income of the Companies for the tenth months ended October 31, 1998 and 1997.

     7.13 Financing.  Buyer shall have consummated on or before the Closing Date
          ---------
a financing in an amount sufficient to enable Buyer to pay the Purchase Price at the Closing.

                                  ARTICLE VIII
                                  ------------
                  CONDITIONS TO THE OBLIGATIONS OF THE SELLERS
                  --------------------------------------------

     Each and every obligation of the Sellers under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by the Sellers:

     8.1  Representations and Warranties;  Performance.  The representations and
          --------------------------------------------
warranties made by Buyer herein shall be true and correct in all material respects on the date of this Agreement and on the Closing Date with the same effect as though made on such date; Buyer shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date; Buyer shall have delivered to Sellers a certificate of its President, dated the Closing Date, certifying to the fulfillment of the conditions set forth herein, in the form designated as Exhibit 8.1 and the other conditions
                                           -----------
contained in this Article VIII.
                  ------------

     8.2 No Proceeding or Litigation.  No action,  suit or proceeding before any
         ---------------------------
court or any governmental or regulatory authority shall have been commenced, or threatened, and no investigation by any governmental or regulatory authority shall have been commenced, or threatened, against the Companies, Buyer, the Sellers, or any of their respective principals, officers or directors, seeking
to  restrain,   prevent  or  change  the  transactions  contemplated  hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

     8.3  Opinion of  Counsel.  The  Sellers  shall have  received an opinion of
          -------------------
counsel to Buyer dated the  Closing  Date  substantially  in the form of Exhibit
                                                                         -------
8.3.
----

     8.4 Payment.  The payment(s) and deliveries  described in Section 1.2 shall
         -------                                               -----------
have been made, to the extent required.

     8.5 Other  Documents.  Buyer  will  furnish  the  Sellers  with such  other
         ----------------
documents and certificates to evidence compliance with the conditions set forth in this Article as may be reasonably requested by the Sellers.

     8.6 Other  Agreements.  The agreements  described in Section 6.3 shall have
         -----------------                                -----------
been entered into and delivered.

     8.7  Employment  Agreement.  Buyer shall have  entered  into an  Employment
          ---------------------
Agreement with Louis Hoffman on terms reasonably satisfactory to Mr. Hoffman.


                                   ARTICLE IX
                                   ----------
                                     CLOSING
                                     -------

     9.1 Closing.  Unless this Agreement shall have been terminated or abandoned
         -------
pursuant to the provisions of Article X hereof,  a closing (the "Closing") shall
                              ---------
be held on November 25, 1998, or at such other time as Buyer and the Sellers may agree, and shall occur at such place or places as Buyer and the Sellers shall agree. The date on which the Closing occurs is referred to herein as the "Closing Date."

     9.2 Deliveries at Closing.
         ---------------------

          (a) At the Closing, the Sellers shall transfer and assign to Buyer all of the Shares by delivering certificates representing each of the Shares, duly endorsed for transfer to Buyer and the other agreements, certifications and other documents required to be executed and delivered hereunder at the Closing shall be duly and validly executed and delivered.

          (b) From time to time after the Closing, at Buyer's request and without further consideration from Buyer, the Sellers shall execute and deliver such other instruments of conveyance and transfer and take such other action as Buyer reasonably may require to convey, transfer to and vest in Buyer and to put Buyer in possession of the Shares to be sold, conveyed, transferred and delivered hereunder.

          (c) Buyer  shall pay the  Purchase  Price as  provided  in Section 1.2
                                                                     -----------
     hereof.

     9.3  Specific  Performance.  The parties  agree that if any party hereto is
          ---------------------
obligated to, but nevertheless does not, consummate this transaction, then any other party, in addition to all other rights or remedies, shall be entitled to the remedy of specific performance mandating that the other party or parties consummate this transaction. In an action for specific performance by any party hereto against any other party, the other party shall not plead adequacy of damages at law.

                                    ARTICLE X
                                    ---------
                           TERMINATION AND ABANDONMENT
                           ---------------------------

     10.1 Methods of  Termination.  This  Agreement  may be  terminated  and the
          -----------------------
transactions herein contemplated may be abandoned at any time (notwithstanding approval by the Board of directors of Buyer):

          (a) by mutual consent of Buyer and the Sellers; or

          (b) by either Buyer or the Sellers, if (i) such party is not in breach hereunder and the other party is in breach hereunder and (ii) this Agreement is not consummated on or before December 2, 1998 or such other date as the Sellers and Buyer may agree.

     10.2  Procedure  Upon   Termination.   In  the  event  of  termination  and
           -----------------------------
abandonment  pursuant to Section 10.1 hereof, this Agreement shall terminate and
                         ------------
shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

          (a) each party will upon request redeliver all documents and other materials of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

          (b) no party hereto shall have any liability or further obligation to any other party to this Agreement; and

          (c) each party shall bear its own expenses.


                                   ARTICLE XI
                                   ----------
                                 INDEMNIFICATION
                                 ---------------

     11.1 Indemnification by the Sellers. Each Seller hereby agrees to indemnify
          ------------------------------
and hold harmless Buyer and each of its shareholders, officers and directors from and against any loss, damage, or expense (including, but not limited, to reasonable attorneys' fees) ("Damages"), incurred or sustained by Buyer or any of its shareholders, officers or directors as a result of (a) any breach or nonfulfillment of any term, provision, covenant or agreement contained in this Agreement by the Sellers; (b) any inaccuracy in any of the representations or warranties made by Louis  Hoffman or the Companies in Article II of this  Agreement;  or (c) any
                                      ----------
inaccuracy or misrepresentation in any certificate or other document or instrument delivered by the Sellers or the Companies in accordance with any provision of this Agreement. The obligations of the Sellers as set forth in this
Section 11.1 shall be subject to and limited by the following:

               (i) (A) No claim for Damages shall be paid until the cumulative amount of such Damages shall equal or exceed $180,000, and then only such claims for Damages shall be paid in excess of $180,000, (B) all claims for Damages shall be paid severally by the Sellers pro rata based on the percentages set forth opposite each Seller's name on
          Exhibit  11.1,  and (C) with respect to each Seller,  the aggregate of
          -------------
          all claims for Damages paid by such Seller shall not exceed an amount equal to such Seller's pro rata share of $3,500,000, determined in accordance with Exhibit 11.1; and
                          ------------

               (ii) Buyer shall give written notice to the Sellers stating specifically the basis for the claim for Damages, the amount thereof and shall tender defense thereof to the Sellers as provided in Section
                                                                         -------
          11.2.
          ----

In addition to any other remedy,  Buyer shall, subject to the provisions of this
Section 11.1, be entitled, but shall not be obligated, to offset all such claims
------------
for Damages against the Deferred Purchase Price Payment pursuant to Section 1.3.
                                                                    -----------

     11.2 Tender of Defense for  Damages.  Promptly  upon  receipt by Buyer of a
          ------------------------------
notice of an action, lawsuit, proceeding, investigation or other claim against it (if by a third party) or upon discovering the liability, obligation or facts giving rise to such claim for indemnification which may give rise to a claim for Damages, Buyer shall give written notice thereof to the Sellers. No failure or delay of Buyer in the performance of the foregoing shall relieve, reduce or otherwise affect the Sellers' obligations and liability to indemnify Buyer pursuant to this Agreement, except to the extent that such failure or delay shall have adversely affected the Sellers' ability to defend against such claim for Damages. If the Sellers give to Buyer an agreement in writing, in a form reasonably satisfactory to Buyer's counsel, to defend such action, lawsuit, proceeding, investigation or other claim for Damages, the Sellers may, at their sole expense, undertake the defense against such claim and may contest or settle such claim on such terms, at such time and in such manner as the Sellers, in their sole discretion, shall elect and Buyer shall execute such documents and take such steps as may be reasonably necessary in the opinion of counsel for the Sellers to enable the Sellers to conduct the defense of such claim for Damages. In the event Buyer notifies Sellers in writing that it will undertake the defense against any such claim, at its sole expense, which Buyer may do in its sole discretion, Sellers shall have no liability for Damages as relates to such claim in excess of any amount which Sellers had previously offered in writing to settle any such claim. If the Sellers fail or refuse to defend any claim for Damages, the Sellers may nevertheless, at their own expense, participate in the defense of such claim by Buyer and in any and all settlement negotiations relating thereto. In any and all events, the Sellers shall have such access to the records and files of Buyer relating to any claim for Damages as may be reasonably necessary to effectively defend or participate in the defense thereof.

                                   ARTICLE XII
                                   -----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     12.1 Amendment and Modification.  Subject to applicable law, this Agreement
          --------------------------
may be amended, modified and supplemented only by written agreement of the Sellers and Buyer.

     12.2 Waiver of Compliance;  Consents. Any failure of the Sellers on the one
          -------------------------------
hand, or Buyer on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived in writing by Buyer or the Sellers, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 12.2.
                                                ------------

     12.3  Expenses.  Each party will pay its own  legal,  accounting  and other
           --------
expenses incurred by such party or on its behalf in connection with this Agreement and the transactions contemplated herein.

     12.4 Investigations; Survival of Warranties. The respective representations
          --------------------------------------
and warranties of the Sellers and Buyer contained herein or in any certificates or other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto or by the occurrence of the Closing. Each and every such representation and warranty shall survive until March 15, 2000, provided, however, all representations and warranties made pursuant to (i) Section 2.14 shall remain in full force and effect until the expiration of the applicable statute of limitations and (ii)
Section 2.24 shall survive until the fifth anniversary of the Closing.

     12.5 Notices. Any notice, request, consent or communication  (collectively,
          -------
a "Notice") under this Agreement shall be effective only if it is in writing and
(i) personally delivered, (ii) sent by certified or registered mail, return receipt requested, postage prepaid, (iii) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (iv) telecopied, with receipt confirmed, addressed as follows:

          (a) If to the Sellers, to their addresses appearing on the signature pages hereto.

                           in each case with a copy to:

                           Robert H. Friedman
                           Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, New York  10022
                           Telephone:  (212) 753-7200
                           Telecopier:  (212) 755-1467

          (b)  If to Buyer, to:

                           William E. Dye, Chief Executive Officer
                           Unidigital Inc.
                           229 West 28th Street
                           New York, New York 10001
                           Telephone: (212) 244-7820
                           Telecopier: (212) 244-7815

                           with a copy to:

                           David J. Sorin, Esq.
                           Buchanan Ingersoll Professional Corporation
                           500 College Road East
                           Princeton, New Jersey 08540
                           Telephone: (609) 987-6800
                           Telecopier: (609) 520-0360

or such other place or address as shall be furnished in writing by any party to the other parties. A Notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) five (5) days after the date when deposited with the United States mail properly addressed, (iii) when receipt of a Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

     12.6 Assignment.  This Agreement and all of the provisions  hereof shall be
          ----------
binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Sellers without the prior written consent of Buyer.

     12.7 Governing Law; Dispute Resolution.
          ---------------------------------

          (a) This Agreement shall be governed by the laws of the state of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law of the state of New York) as to all matters including, but not limited to, matters of validity, construction, effect, performance and remedies.

                  (b) Other than as provided in Section 9.3, any dispute between any of the parties hereto or any claim by a party against another party arising out of or relating to this Agreement or relating to any alleged breach thereof shall be determined by arbitration in accordance with the rules then in force of the American Arbitration Association. The arbitration proceedings shall take place in New York, New York or such other location as the parties in dispute may agree upon. The arbitration proceedings shall be subject to the substantive laws of the state of New York. There shall be one arbitrator, as shall be agreed upon by the parties in dispute, who shall be an individual skilled in the legal and business aspects of the subject matter of this Agreement and of the dispute. In the absence of such an agreement, each party in dispute shall select one arbitrator and the arbitrators so selected shall select a third arbitrator. In the event the arbitrators cannot agree upon the selection of a third arbitrator, such third arbitrator shall be appointed by the American Arbitration Association at the request of any of the parties in dispute. The arbitrator shall be an individual skilled in the legal and the business aspects of the subject matter of this Agreement and of the dispute. The decision rendered by the arbitrator shall be accompanied by a written opinion in support thereof. Such decision shall be final and binding upon the parties in dispute without right of appeal. Judgment upon any such decision may be entered into in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the decision in an order of enforcement. Costs of the arbitration shall be assessed by the arbitrator against all or any of the parties in dispute and shall be paid promptly by the party or parties so assessed.

     12.8  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.9 Neutral Interpretation.  This Agreement constitutes the product of the
          ----------------------
negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

     12.10  Headings.  The  article  and  section  headings  contained  in  this
            --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.11  Entire  Agreement.  This  Agreement,  which term as used  throughout
            -----------------
includes the Exhibits hereto, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     12.12 Waiver; Alteration.
     -------------------------

          (a) Waiver. The waiver of a breach hereunder may be affected only by a
              ------
     writing signed by the waiving party and shall not constitute, or be held to be, a waiver of any other or subsequent breach, or to affect in any way the effectiveness of such provision. Failure by any party to object to a breach by any other party shall not constitute or be held to be a waiver of the party's right to later object to, or to terminate this Agreement, due to any other breach or subsequent breach.

          (b) Alteration.  Any modification or amendment to this Agreement shall
              ----------
     be effective only if made in writing and signed by all parties hereto.

          (The remainder of this page has been left blank intentionally.)

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first hereinabove set forth.


                                            UNIDIGITAL INC.


                                            By: /s/William E. Dye
                                               --------------------------------
                                               Name: William E. Dye
                                               Title: Chief Executive Officer

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first hereinabove set forth.


                                            SUPERGRAPHICS HOLDING COMPANY, INC.


                                            By:/s/J. Oliver Maggard
                                               --------------------------------
                                               Name: J. Oliver Maggard
                                               Title: Vice President




                                            SUPERGRAPHICS CORPORATION


                                            By:/s/ Louis Hoffman
                                               --------------------------------
                                               Name: Louis Hoffman
                                               Title: President

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                          REGENT CAPITAL EQUITY PARTNERS, L.P.

                                          By:  Regent Capital Holdings, L.P., as
                                               General Partner

                                          By:  Regent Capital Holdings, Inc., as
                                               General Partner


                                          By: /s/J. Oliver Maggard
                                              ---------------------------------
                                          Name: J. Oliver Maggard
                                          Title: Managing Director
                                          Address: 505 Park Avenue
                                                   New York, New York 10022

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]



                                          NANTUCKET SUPERGRAPHICS, L.L.C.


                                          By: /s/Joan Y. McCabe
                                              ---------------------------------
                                          Name: Joan Y. McCabe
                                          Title:General Partner
                                          Address:Two Sound View Drive
                                                  Greenwich, CT  06830

           [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]



                                          NANTUCKET SUPERGRAPHICS II, L.L.C.


                                          By: /s/ Joan Y. McCabe
                                              ---------------------------------
                                          Name: Joan Y. McCabe
                                          Title:General Partner
                                          Address:Two Sound View Drive
                                                  Greenwich, CT  06830

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                          /s/Louis Hoffman
                                          -------------------------------
                                          LOUIS HOFFMAN
                                          Address:

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Brian Labadie
                                           ------------------------------
                                           BRIAN LABADIE
                                           Address:

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Tommy Greer
                                           ------------------------------
                                           TOMMY GREER
                                           Address: 2323 Feather South Drive
                                                    Apt. F207
                                                    Clearwater, FL  33762

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]


                                          GORDON G. COHEN AND VICTORIA A. OLIVER
                                          AS JOINT TENANTS


                                          /s/Gordon G. Cohen
                                          -----------------------------
                                          GORDON G. COHEN



                                          /s/Victoria A. Oliver
                                          -----------------------------
                                          VICTORIA A. OLIVER

                                          Address:

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/John Howard
                                           -----------------------------
                                           JOHN HOWARD
                                           Address:



                                           /s/Lauren R. Howard
                                           ------------------------------
                                           LAUREN R. HOWARD
                                           Address:

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Mark Leeds
                                           ------------------------------
                                           MARK LEEDS
                                           Address: 178 East 80th Street
                                                    Apt. 21A
                                                    New York, NY  10021

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/James Johnson
                                           -------------------------------
                                           JAMES JOHNSON
                                           Address: 54 Riverside Drive 9D
                                                    New York, NY  10024

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Richard G. Spears
                                           --------------------------------
                                           RICHARD G. SPEARS
                                           Address:

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]



                                           LS PARTNERS G.P.



                                           By: /s/Sanford Shapiro
                                               --------------------------
                                           Name: Sanford Shapiro
                                           Title: General Patner
                                           Address: 107 Pine Tree Drive
                                                    Stamford, CT  06906

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]



                                           GS HOLDINGS LLC



                                           By: /s/Greg Smith
                                               ----------------------------
                                           Name: Greg Smith
                                           Title: President
                                           Address: 420 Lexington Avenue
                                                    Suite 2501
                                                    New York, NY  10170

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Eugene Matalene, Jr.
                                           ---------------------------------
                                           EUGENE MATALENE, JR.
                                           Address: 19 North Drive
                                                    Plandome, NY  11030

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Paul Higbee
                                           -------------------------------
                                           PAUL HIGBEE
                                           Address: 175 Elmsley Ct.
                                                    Ridgewood, NJ  07450

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Jack Langer
                                           -------------------------------
                                           JACK LANGER
                                           Address:

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Scott Howard
                                           -------------------------------
                                           SCOTT HOWARD
                                           Address: 50 East 42nd, #2106
                                                    New York, NY  10017

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Robert Pangia
                                           -------------------------------
                                           ROBERT PANGIA
                                           Address: 31 Hyde Circle
                                                    Watchung, NJ  07060

            [AGREEMENT FOR PURCHASE AND SALE OF STOCK SIGNATURE PAGE]




                                           /s/Alan Gottesman
                                           -------------------------------
                                           ALAN GOTTESMAN
                                           Address: 160 West End Avenue
                                                    New York, NY  10023